Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces Fourth Quarter and Fiscal Year 2023 Financial Results

February 28, 2024 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCCS), a leading SaaS platform for the P&C insurance economy, today announced its financial results for the three months and year ended December 31, 2023.

“CCC delivered another year of strong financial performance, with year-over-year revenue growth in 2023 of 11% and adjusted EBITDA margin of 41% – both above our guidance ranges. We believe our strong performance is the result of a growing interest in advanced digital solutions across the P&C insurance economy and the trust our customers place in us from years of delivering innovation and operational performance,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“In 2023, we made significant investments in the business to position CCC for continued growth, including expanding our multi-sided network as well as increasing our growth capacity and capabilities,” continued Ramamurthy. “While making these critical investments to support our customers, we also delivered significant year-over-year margin expansion."

Fourth Quarter 2023 Financial Highlights

Revenue

•
Total revenue was $228.6 million for the fourth quarter of 2023, an increase of 12% from $204.1 million for the fourth quarter of 2022.

Profitability

•
GAAP gross profit was $172.7 million, representing a gross margin of 76%, for the fourth quarter of 2023, compared with $145.5 million, representing a gross margin of 71%, for the fourth quarter of 2022. Adjusted gross profit was $181.5 million, representing an adjusted gross profit margin of 79%, for the fourth quarter of 2023, compared with $157.2 million, representing an adjusted gross profit margin of 77%, for the fourth quarter of 2022.
•
GAAP operating income was $19.4 million for the fourth quarter of 2023, compared with GAAP operating income of $9.7 million for the fourth quarter of 2022. Adjusted operating income was $90.6 million for the fourth quarter of 2023, compared with adjusted operating income of $72.2 million for the fourth quarter of 2022.
•
GAAP net income was $26.3 million for the fourth quarter of 2023, compared with GAAP net income of $1.1 million for the fourth quarter of 2022. Adjusted net income was $59.0 million for the fourth quarter of 2023, compared with adjusted net income of $44.0 million for the fourth quarter of 2022.
•
Adjusted EBITDA was $100.1 million for the fourth quarter of 2023, compared with adjusted EBITDA of $80.1 million for the fourth quarter of 2022. Adjusted EBITDA grew 25% in the fourth quarter of 2023 compared with the fourth quarter of 2022.

Full Year 2023 Financial Highlights

Revenue

•
Total revenue was $866.4 million for the full year of 2023, an increase of 11% from $782.4 million for the full year of 2022.

Profitability

•
GAAP gross profit was $636.2 million, representing a gross margin of 73% for the full year of 2023, compared with $568.5 million, representing a gross margin of 73% for the full year of 2022. Adjusted gross profit was $672.2 million, representing an adjusted gross profit margin of 78% for the full year of 2023, compared with $604.8 million, representing an adjusted gross profit margin of 77% for the full year of 2022.
•
GAAP operating loss was $23.9 million for the full year of 2023, compared with GAAP operating income of $51.9 million for the full year of 2022. Adjusted operating income was $315.4 million for the full year of 2023, compared with adjusted operating income of $276.7 million for the full year of 2022.
•
GAAP net loss was $90.1 million for the full year of 2023, compared with GAAP net income of $38.4 million for the full year of 2022. Adjusted net income was $210.5 million for the full year of 2023, compared with adjusted net income of $176.4 million for the full year of 2022.
•
Adjusted EBITDA was $353.4 million for the full year of 2023, compared with adjusted EBITDA of $305.4 million for the full year of 2022. Adjusted EBITDA grew 16% in the full year of 2023 compared with the full year of 2022.

Liquidity

Exhibit 99.1

•
CCC had $195.6 million in cash and cash equivalents and $784.0 million of total debt on December 31, 2023. The Company generated $250.0 million in cash from operating activities and had free cash flow of $195.0 million during the full year of 2023, compared with $199.9 million generated in cash from operating activities and $152.0 million in free cash flow in the full year of 2022.

The information presented above includes non-GAAP financial measures such as “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow.” Refer to “Non-GAAP Financial Measures” for a discussion of these measures and reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

4th Quarter and Recent Business Highlights

•
CCC continued to deliver innovative solutions to its customers at scale, touching more claims with more capabilities than ever before. In 2023, CCC processed the highest number of U.S. auto insurance claims in the Company’s history, and increasingly those claims are benefiting from CCC artificial intelligence to help clients make better decisions faster. To date, over 19 million unique claims have been processed using a CCC AI-enabled solution and we have doubled the number of insurers using our AI-based CCC®Estimate-STP to process claims over the past year.
•
CCC continued to expand its network of customers by adding over 1,000 repair facilities and over 500 parts dealers in 2023. In total, CCC has more than 35,000 companies in its network, including approximately 29,500 repair facilities, approximately 5,000 parts suppliers, more than 300 insurers, and 13 of the top-15 automotive OEMs.
•
Mobile Jumpstart is CCC’s new AI-driven feature within CCC ONE® Estimating-IQ that helps estimators use their mobile phones to reduce the time it takes to prepare estimates. Since its introduction in late Q4, more than 3,000 repair facilities have used Mobile Jumpstart to transform the way repair technicians prepare estimates in the capacity-constrained collision repair industry. In January 2024, Mobile Jumpstart users were able to complete an initial estimate in an average time of less than 2 minutes vs. the traditional industry average of about half an hour.
•
Certain existing shareholders recently completed two secondary offerings of the Company’s common stock. The first offering was of 69,875,000 shares in November 2023. Of this amount, the Company repurchased 32,500,000 shares for $328.5 million. The second offering was of 22,000,000 shares in January 2024. The Company did not receive any proceeds from the sale of shares by the existing stockholders in either offering.

Business Outlook

Based on information as of today, February 28, 2024, the Company is issuing the following financial guidance:

First Quarter Fiscal 2024	Full Year Fiscal 2024

Revenue	$224.5 million to $226.0 million	$942.0 million to $950.0 million

Adjusted EBITDA	$90.5 million to $92.0 million	$387.0 million to $395.0 million

Conference Call Information

CCC will host a conference call today, February 28, 2024, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc., a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading SaaS platform for the multi-trillion-dollar P&C insurance economy powering operations for insurers, repairers, automakers, part suppliers, lenders, and more. CCC cloud technology connects more than 35,000 businesses digitizing mission-critical workflows, commerce, and customer experiences. A trusted leader in AI, IoT, customer experience, network and workflow management, CCC delivers innovations that keep people’s lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or

Exhibit 99.1

the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; the impact of public health outbreaks, epidemics or pandemics on our business and results of operations; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; our reliance on third-party data, technology and intellectual property; changes in our customers’ or the public’s perceptions regarding the use of artificial intelligence; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Exhibit 99.1

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	December 31,	December 31,
	2023	2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$195,572	$323,788
Accounts receivable—Net of allowances of $5,574 and $5,339 as of December 31, 2023 and 2022, respectively	102,365	98,353
Income taxes receivable	1,798	4,015
Deferred contract costs	17,900	16,556
Other current assets	32,364	36,358
Total current assets	349,999	479,070
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	160,416	146,443
OPERATING LEASE ASSETS	30,456	32,874
INTANGIBLE ASSETS—Net	1,015,046	1,118,819
GOODWILL	1,417,724	1,495,129
DEFERRED FINANCING FEES, REVOLVER—Net	1,672	2,286
DEFERRED CONTRACT COSTS	22,302	20,161
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	43,197	45,911
TOTAL	$3,051,040	$3,350,921
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$16,324	$27,599
Accrued expenses	71,478	71,445
Income taxes payable	3,689	922
Current portion of long-term debt	8,000	8,000
Current portion of long-term licensing agreement—Net	3,061	2,876
Operating lease liabilities	6,788	5,484
Deferred revenues	43,567	35,239
Total current liabilities	152,907	151,565
LONG-TERM DEBT—Net	767,504	774,132
DEFERRED INCOME TAXES—Net	195,365	241,698
LONG-TERM LICENSING AGREEMENT—Net	27,692	30,752
OPERATING LEASE LIABILITIES	50,796	54,245
WARRANT LIABILITIES	51,501	36,405
OTHER LIABILITIES	6,414	2,658
Total liabilities	1,252,179	1,291,455
COMMITMENTS AND CONTINGENCIES (Notes 23 and 24)
MEZZANINE EQUITY:
Redeemable non-controlling interest	16,584	14,179
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 603,128,781 and 622,072,905 shares issued and outstanding at December 31, 2023 and 2022, respectively	60	62
Additional paid-in capital	2,909,757	2,754,055
Accumulated deficit	(1,126,467)	(707,946)
Accumulated other comprehensive loss	(1,073)	(884)
Total stockholders’ equity	1,782,277	2,045,287
TOTAL	$3,051,040	$3,350,921

Exhibit 99.1

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(In thousands, except share and per share data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
REVENUES	$228,601	$204,106	$866,378	$782,448
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	49,370	51,827	203,324	187,001
Amortization of acquired technologies	6,567	6,745	26,464	26,938
Impairment of acquired technologies	—	—	431	—
Total cost of revenues (1)	55,937	58,572	230,219	213,939
GROSS PROFIT	172,664	145,534	636,159	568,509
OPERATING EXPENSES:
Research and development (1)	45,215	42,246	173,106	156,957
Selling and marketing (1)	35,779	30,863	140,851	119,594
General and administrative (1)	54,367	44,665	191,844	167,758
Amortization of intangible assets	17,942	18,066	71,972	72,278
Impairment of goodwill	—	—	77,405	—
Impairment of intangible assets	—	—	4,906	—
Total operating expenses	153,303	135,840	660,084	516,587
OPERATING INCOME (LOSS)	19,361	9,694	(23,925)	51,922
INTEREST EXPENSE	(16,652)	(13,204)	(63,577)	(38,990)
INTEREST INCOME	3,806	908	16,252	908
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	30,308	2,621	(15,096)	26,073
GAIN ON SALE OF COST METHOD INVESTMENT	—	—	—	3,587
OTHER INCOME—Net	(3,761)	(205)	1,799	6,362
PRETAX INCOME (LOSS)	33,062	(186)	(84,547)	49,862
INCOME TAX (PROVISION) BENEFIT	(6,770)	1,258	(5,524)	(11,456)
NET INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	26,292	1,072	(90,071)	38,406
LESS: ACCRETION OF REDEEMABLE NON-CONTROLLING INTEREST	(1,080)	—	(2,405)	—
NET INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC.'S COMMON STOCKHOLDERS	$25,212	$1,072	$(92,476)	$38,406

Net income (loss) per share attributable to common stockholders:
Basic	$0.04	$0.00	$(0.15)	$0.06
Diluted (2)	$(0.01)	$0.00	$(0.15)	$0.06
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	609,128,048	612,448,089	617,889,384	607,760,886
Diluted	609,387,346	643,941,176	617,889,384	642,841,596
COMPREHENSIVE INCOME (LOSS):
Net income (loss) including non-controlling interest	26,292	1,072	(90,071)	38,406
Other comprehensive income (loss)—Foreign currency translation adjustment	85	235	(189)	(569)
COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	26,377	1,307	(90,260)	37,837
Less: accretion of redeemable non-controlling interest	(1,080)	—	(2,405)	—
COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	$25,297	$1,307	$(92,665)	$37,837

Exhibit 99.1

(1) Includes stock-based compensation expense as follows (in thousands):
	Three months ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Cost of revenues	$2,207	$1,645	$8,802	$5,812
Research and development	6,634	5,103	25,467	19,536
Sales and marketing	7,940	6,978	33,204	25,309
General and administrative	23,266	15,002	77,045	58,840
Total stock-based compensation expense	$40,047	$28,728	$144,518	$109,497

(2) The following table sets forth a reconciliation of the numerator and denominator used to compute diluted earnings per share of common stock (in thousands, except for share data):
	Three months ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Numerator
Net income (loss)	$26,292	$1,072	$(90,071)	$38,406
Accretion of redeemable non-controlling interest	(1,080)	—	(2,405)	—
Change in fair value of in-the-money warrant liabilities	(30,308)	—	—	—
Net (loss) income attributable to common stockholders	$(5,096)	$1,072	$(92,476)	$38,406

Denominator
Weighted average shares of common stock - basic	609,128,048	612,448,089	617,889,384	607,760,886
Dilutive effect of stock-based awards	-	31,493,087	-	35,080,710
Dilutive effect of assumed conversion of warrants	259,298	-	-	-
Weighted average shares of common stock - diluted	609,387,346	643,941,176	617,889,384	642,841,596

Exhibit 99.1

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

Exhibit 99.1

	Year ended December 31,
	2023	2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(90,071)	$38,406
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	36,902	27,933
Amortization of intangible assets	98,436	99,216
Impairment of goodwill and intangible assets	82,742	—
Deferred income taxes	(46,333)	(34,401)
Stock-based compensation	144,518	109,497
Amortization of deferred financing fees	1,753	1,878
Amortization of discount on debt	233	257
Change in fair value of derivative instruments	5,743	(5,663)
Change in fair value of warrant liabilities	15,096	(26,073)
Change in fair value of estimated contingent consideration	—	(100)
Loss on early extinguishment of debt	—	—
Non-cash lease expense	1,232	3,697
Gain on divestitures	—	—
Gain on sale of cost method investment	—	(3,587)
Loss on disposal of software, equipment and property	79	2,651
Other	620	104
Changes in:
Accounts receivable—Net	(4,001)	(19,844)
Deferred contract costs	(1,344)	(1,487)
Other current assets	4,046	9,792
Deferred contract costs—Non-current	(2,141)	1,956
Other assets	(3,649)	(14,501)
Operating lease assets	1,186	3,448
Income taxes	4,984	(10,018)
Accounts payable	(11,270)	15,516
Accrued expenses	1,041	4,592
Operating lease liabilities	(2,145)	(7,241)
Deferred revenues	8,321	4,196
Extinguishment of interest rate swap liability	—	—
Other liabilities	4,055	(317)
Net cash provided by operating activities	250,033	199,907
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(55,032)	(47,951)
Proceeds from sale of cost method investment	—	3,901
Acquisition of Safekeep, Inc., net of cash	—	(32,242)
Purchase of equity method investment	—	—
Purchase of intangible asset	—	—
Net cash used in investing activities	(55,032)	(76,292)
CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES:
Proceeds from exercise of stock options	25,381	27,693
Proceeds from employee stock purchase plan	4,761	3,197
Principal payments on long-term debt	(8,000)	(8,000)
Payments for employee taxes withheld upon vesting of equity awards	(16,715)	(5,015)
Repurchase of common stock	(328,453)	—
Proceeds from issuance of long-term debt, net of fees paid to lender	—	—
Net proceeds from equity infusion from the Business Combination	—	—
Payment of fees associated with early extinguishment of long-term debt	—	—
Dividends to CCCIS stockholders	—	—
Deemed distribution to CCCIS option holders	—	—
Proceeds from issuance of common stock	—	—
Tax effect of Business Combination transaction costs	—	—
Net cash (used in) provided by financing activities	(323,026)	17,875
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(191)	(246)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(128,216)	141,244
CASH AND CASH EQUIVALENTS:
Beginning of period	323,788	182,544
End of period	$195,572	$323,788
NONCASH INVESTING AND FINANCING ACTIVITIES:
Noncash purchases of software, equipment, and property	$2,044	$100
Leasehold improvements acquired by tenant improvement allowance	$—	$—
Fair value of assumed Public Warrants exercised	$—	$—
Contingent consideration related to business acquisition	$—	$200
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$61,367	$36,636
Cash paid for income taxes—Net	$42,948	$55,697

Exhibit 99.1

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2023	2022	2023	2022
Gross Profit	$172,664	$145,534	$636,159	$568,509
Amortization of acquired technologies	6,567	6,745	26,464	26,938
Stock-based compensation and related employer payroll tax	2,223	1,712	9,129	6,090
Impairment of acquired technologies	—	—	431	—
Contract termination costs	—	3,248	—	3,248
Business combination transaction costs	—	—	—	—
Adjusted Gross Profit	$181,454	$157,239	$672,183	$604,785
Gross Profit Margin	76%	71%	73%	73%
Adjusted Gross Profit Margin	79%	77%	78%	77%

Exhibit 99.1

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2023	2022	2023	2022
Operating expenses	$153,303	$135,840	$660,084	$516,587
Amortization of intangible assets	(17,942)	(18,066)	(71,972)	(72,278)
Stock-based compensation expense and related employer payroll tax	(38,001)	(27,279)	(138,578)	(105,775)
Goodwill and intangible asset impairment charges	—	—	(82,311)	—
Plaintiff litigation costs	(1,150)	(894)	(5,068)	(894)
M&A and integration costs	(3,372)	(11)	(3,372)	(1,772)
Business combination transaction and related costs, including secondary offering costs	(2,031)	(174)	(2,031)	(1,330)
Lease abandonment	—	(4,915)	—	(6,137)
Lease overlap costs	—	—	—	(1,338)
Change in fair value of contingent consideration	—	100	—	100
Income related to divestiture, net	—	459	—	877
Adjusted operating expenses	$90,807	$85,060	$356,752	$328,040

Exhibit 99.1

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2023	2022	2023	2022
Operating income (loss)	$19,361	$9,694	$(23,925)	$51,922
Amortization of intangible assets	17,942	18,066	71,972	72,278
Amortization of acquired technologies—Cost of revenue	6,567	6,745	26,464	26,938
Stock-based compensation expense and related employer payroll tax	40,224	28,991	147,707	111,865
Goodwill and intangible asset impairment charges	—	—	82,742	—
Plaintiff litigation costs	1,150	894	5,068	894
M&A and integration costs	3,372	11	3,372	1,772
Business combination transaction and related costs, including secondary offering costs	2,031	174	2,031	1,330
Lease abandonment	—	4,915	—	6,137
Contract termination costs	—	3,248	—	3,248
Lease overlap costs	—	—	—	1,338
Change in fair value of contingent consideration	—	(100)	—	(100)
Income related to divestiture, net	—	(459)	—	(877)
Adjusted operating income	$90,647	$72,179	$315,431	$276,745

Exhibit 99.1

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2023	2022	2023	2022
Net income (loss)	$26,292	$1,072	$(90,071)	$38,406
Interest expense	16,652	13,204	63,577	38,990
Interest income	(3,806)	(908)	(16,252)	(908)
Income tax provision (benefit)	6,770	(1,258)	5,524	11,456
Amortization of intangible assets	17,942	18,066	71,972	72,278
Amortization of acquired technologies—Cost of revenue	6,567	6,745	26,464	26,938
Depreciation and amortization related to software, equipment and property	2,046	2,327	8,577	10,161
Depreciation and amortization related to software, equipment and property—Cost of revenue	6,831	5,451	28,325	17,772
Stock-based compensation expense and related employer payroll tax	40,224	28,991	147,707	111,865
Goodwill and intangible asset impairment charges	—	—	82,742	—
Change in fair value of warrant liabilities	(30,308)	(2,621)	15,096	(26,073)
Change in fair value of derivative instruments	6,306	328	5,743	(5,663)
Income from derivative instruments	(2,016)	—	(6,460)	—
Plaintiff litigation costs	1,150	894	5,068	894
M&A and integration costs	3,372	11	3,372	1,772
Business combination transaction and related costs, including secondary offering costs	2,031	174	2,031	1,330
Lease abandonment	—	4,915	—	6,137
Contract termination costs	—	3,248	—	3,248
Lease overlap costs	—	—	—	1,338
Change in fair value of contingent consideration	—	(100)	—	(100)
Gain on sale of cost method investment	—	—	—	(3,587)
Income related to divestiture, net	—	(459)	—	(877)
Adjusted EBITDA	$100,053	$80,080	$353,415	$305,377
Adjusted EBITDA Margin	44%	39%	41%	39%

Exhibit 99.1

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2023	2022	2023	2022
Net income (loss)	$26,292	$1,072	$(90,071)	$38,406
Amortization of intangible assets	17,942	18,066	71,972	72,278
Amortization of acquired technologies—Cost of revenue	6,567	6,745	26,464	26,938
Stock-based compensation expense and related employer payroll tax	40,224	28,991	147,707	111,865
Goodwill and intangible asset impairment charges	—	—	82,742	—
Change in fair value of warrant liabilities	(30,308)	(2,621)	15,096	(26,073)
Change in fair value of derivative instruments	6,306	328	5,743	(5,663)
Plaintiff litigation costs	1,150	894	5,068	894
M&A and integration costs	3,372	11	3,372	1,772
Business combination transaction and related costs, including secondary offering costs	2,031	174	2,031	1,330
Lease abandonment	—	4,915	—	6,137
Contract termination costs	—	3,248	—	3,248
Lease overlap costs	—	—	—	1,338
Change in fair value of contingent consideration	—	(100)	—	(100)
Income related to divestiture, net	—	(459)	—	(877)
Gain on sale of cost method investment	—	—	—	(3,587)
Tax effect of adjustments	(14,584)	(17,302)	(59,638)	(51,495)
Adjusted net income	$58,992	$43,962	$210,486	$176,411

Adjusted net income per share attributable to common stockholders
Basic	$0.10	$0.07	$0.34	$0.29
Diluted	$0.09	$0.07	$0.32	$0.27

Weighted average shares outstanding
Basic	609,128,048	612,448,089	617,889,384	607,760,886
Diluted	649,260,826	643,941,176	651,587,360	642,841,596

Exhibit 99.1

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three months ended December 31,		Year ended December 31,
(dollar amounts in thousands)	2023	2022	2023	2022
Net cash provided by operating activities	$86,895	$81,469	$250,033	$199,907
Less: Purchases of software, equipment and property	(11,845)	(9,107)	(55,032)	(47,951)
Free Cash Flow	$75,050	$72,362	$195,001	$151,956